UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2019

CareTrust REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36181	46-3999490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

905 Calle Amanecer, Suite 300, San Clemente, CA	92673
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 542-3130

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act:  ☐

Item 8.01	Other Events

Certain Provisions of Maryland Law and of CareTrust REIT, Inc.’s Charter and Bylaws

The information included under the heading “Certain Provisions of Maryland Law and of CareTrust REIT, Inc.’s Charter and Bylaws” in Exhibit 99.1 hereto is incorporated by reference herein and supersedes and replaces, in its entirety, the discussion under the heading “Certain Provisions of Maryland Law and of CareTrust REIT, Inc.’s Charter and Bylaws” in the prospectus dated May 4, 2017, which is a part of the Registration Statement on Form S-3 (File No. 333-217670) of CareTrust REIT, Inc. (the “Company”) filed with the Securities and Exchange Commission on May 4, 2017 (the “Registration Statement”).

U.S. Federal Income Tax Considerations

The information included under the heading “U.S. Federal Income Tax Considerations” in Exhibit 99.2 hereto is incorporated by reference herein and supersedes and replaces, in its entirety, the discussion under the heading “U.S. Federal Income Tax Considerations” in the prospectus dated May 4, 2017, which is a part of the Company’s Registration Statement.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Certain Provisions of Maryland Law and of CareTrust REIT, Inc.’s Charter and Bylaws

99.2	U.S. Federal Income Tax Considerations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARETRUST REIT, INC.

By:	/s/ William M. Wagner
Name:	William M. Wagner
Title:	Chief Financial Officer, Treasurer and Secretary

Date: March 4, 2019